UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 09, 2025

HELIOS TECHNOLOGIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Florida	001-40935	59-2754337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7456 16th St E
Sarasota, Florida		34243
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 941 362-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.001 Par Value	HLIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Three proposals described fully in the 2025 Proxy Statement of Helios Technologies, Inc. (the “Company”) were presented for approval at the Company’s 2025 Annual Meeting of Shareholders (the “Annual Meeting”) held on June 4, 2025. As of the record date, 33,331,814 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 30,350,217 shares of common stock were represented in person or by proxy; therefore, a quorum was present.

The shareholders of the Company voted on the following three matters:

Proposal 1. Election of Directors

Doug Britt and Diana Sacchi were elected as directors to serve for a term expiring on the date of the Company’s 2028 Annual Meeting. Both Doug Britt and Diana Sacchi were previously elected to serve as directors for a term expiring on the date of the Annual Meeting. Sean Bagan was elected as director to serve for a term expiring on the date of the Company’s 2027 Annual Meeting. All directors serve until their respective successors are elected and qualified or until their earlier resignation, removal from office or death. The votes cast for and withheld were as follows:

Director	For	Against	Withhold	Broker Non-Votes
Doug Britt	27,202,070	1,853,355	278,732	1,016,060
Diana Sacchi	27,228,098	1,819,509	286,550	1,016,060
Sean Bagan	28,725,187	190,305	418,665	1,016,060

Proposal 2. Ratification of the Appointment of Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm to audit the consolidated financial statements of the Company for the year ending January 3, 2026, as disclosed in the Company’s 2025 Proxy Statement, received the following votes:

For	29,686,067
Against	383,539
Abstain	280,611
Broker Non-Votes	N/A

Proposal 3. Advisory Vote on Executive Compensation

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2025 Proxy Statement, received the following votes:

For	27,674,855
Against	1,374,910
Abstain	284,392
Broker Non-Votes	1,016,060

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HELIOS TECHNOLOGIES, INC.

Date:	June 9, 2025	By:	/s/ Sean Bagan
Sean Bagan President, Chief Executive Officer, and Chief Financial Officer (Principal Executive Officer and Principal Financial and Accounting Officer)